Exhibit 10.6.1


                        AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement (the "Amendment") is entered into this 5th day of December, 1997 by and between Specialty Care Network, Inc. ("SCN") and D. Paul Davis ("Executive").

     WHEREAS, Executive entered into an Employment Agreement, effective as of February 22, 1996, with SCN pursuant to which Executive agreed to devote full time to the business of the Company and to serve as a member of SCN's senior management;

     WHEREAS, Executive and SCN acknowledge and agree that it is in the best interest of the parties to describe more accurately the reporting relationships in view of the organizational structure at SCN.

     NOW, THEREFORE, AND INTENDING TO BE LEGALLY BOUND HEREBY, the parties hereby agree as follows:

     1. Section 2.2 of the aforementioned Employment Agreement is hereby amended to state as follows:

     Duties. During the Term of the Employment Agreement, the Executive shall devote substantially all of his time and attention and best efforts to the Company's affairs. Specifically, the Executive shall have complete senior management authority and responsibility, commensurate with and customary for the person holding the office and position to which the Executive has contracted in this Agreement, with respect to the day to day operations and long term management of the Company, as well as implementation of the long range growth strategy of the Company, consistent with directions from the Board of Directors or the Chief Executive Officer. The Executive shall have full authority and responsibility, subject to the general direction, approval and control of the Board of Directors or the Chief Executive Officer, for formulating policies, hiring and firing Company personnel, to retain consultants when he deems necessary to implement the Company policies, to execute contracts on behalf of the Company in ordinary course of business and to effect the growth strategy of the Company.




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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                          SPECIALTY CARE NETWORK, INC.



                                          /s/ Kerry R. Hicks
                                          -------------------------------------
                                          BY:      KERRY R. HICKS
                                                   Chief Executive Officer



                                          EXECUTIVE



                                          /s/ D. Paul Davis
                                          -------------------------------------